Exhibit 99.1

Pan Asia Infratech Corp.

(A Development Stage Company)

Financial Statements

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Pan Asia Infratech Corp.

Carson City, Nevada

We have audited the accompanying balance sheet of Pan Asia Infratech Corp. (A Development Stage Company) (the “Company”), as of September 30, 2012, and the related statements of operations, stockholders’ (deficit), and cash flows for the period from July 13, 2012 (inception) to September 30, 2012. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pan Asia Infratech Corp as of September 30, 2012, and the results of its operations and its cash flows for the period from July 13, 2012 (inception) to September 30, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Pan Asia Infratech Corp will continue as a going concern. As discussed in Note 1 to the financial statements, Pan Asia Infratech Corp has not generated significant revenue since inception and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC
GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
February 11, 2013

F-2

Pan Asia Infratech Corp.

(A Development Stage Company)

Balance Sheet

September 30, 2012

ASSETS

Total Assets	$–

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Due to related party	$1,100

Total Liabilities	1,100

Stockholders’ Deficit

Common Stock
75,000 shares authorized, without par value; nil shares issued and outstanding	–

Deficit Accumulated During the Development Stage	(1,100)
Total Stockholders’ Deficit	(1,100)

Total Liabilities and Stockholders’ Deficit	$–

The accompanying notes are an integral part of these financial statements.

F-3

Pan Asia Infratech Corp.

(A Development Stage Company)

Statement of Operations

Period from
July 13, 2012
(Inception) to
September 30, 2012

Revenue	$–

Expenses
General and administrative	1,050
Professional fees	50

Total Expenses	1,100

Net Loss	$(1,100)

Net Loss Per Common Share – Basic and Diluted	$–

Weighted Average Common Shares Outstanding – Basic and Diluted	–

The accompanying notes are an integral part of these financial statements.

F-4

Pan Asia Infratech Corp.

(A Development Stage Company)

Statement of Stockholders’ Deficit

For the Period from July 13, 2012 (Inception) to September 30, 2012

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

Balance – July 13, 2012 (Inception)	–	$–	$–	$–

Net loss	–	–	(1,100)	(1,100)

Balance – September 30, 2012	–	–	(1,100)	(1,100)

The accompanying notes are an integral part of these financial statements.

F-5

Pan Asia Infratech Corp.

(A Development Stage Company)

Statement of Cash Flows

Period from July 13, 2012 (Inception) to September 30, 2012

Cash Flows from Operating Activities

Net loss	$(1,100)

Changes in operating assets and liabilities:
Due to related party	1,100

Net Cash Used In Operating Activities	–
Change in Cash	–
Cash - Beginning of Period	–
Cash - End of Period	$–

Supplemental disclosures of cash flow information:
Interest paid	$–
Income taxes paid	$–

The accompanying notes are an integral part of these financial statements.

F-6

Pan Asia Infratech Corp.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2012

1.	Nature of Operations

Pan Asia Infratech Corp. (the “Company”) was incorporated in the State of Nevada on July 13, 2012. The Company is a Development Stage Company, as defined by Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The Company’s principal business is the development of projects in renewable energy and energy efficiency technology that comprise innovative solutions for basic infrastructure. The Company intends to generate revenue through project consulting and development fees, business advisory services, and project management fees on operations of facilities.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenue since inception and has never paid any dividends and is unlikely to pay dividends or generate significant earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As of September 30, 2012, the Company has accumulated losses of $1,100 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

	a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is September 30.

	b)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

	c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

	d)	Basic and Diluted Earnings (Loss) Per Share (“EPS”)

At September 30, 2012, the Company had no common shares outstanding. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method for options and warrants and the if-converted method for convertible preferred stock. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. The Company had no potentially dilutive securities at September 30, 2012.

	e)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

F-7

Pan Asia Infratech Corp.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2012

	f)	Income Taxes

The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

	g)	Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

	h)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

	i)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	Related Party Transactions

At September 30, 2012, the Company was indebted to the Treasurer of the Company for $1,100 for expenses paid on behalf of the Company. The amount is unsecured, non-interest bearing and due on demand.

4.	Income Taxes

The Company is subject to United States federal and state income taxes at an approximate rate of 34%. The estimated net operating loss carry forwards of approximately $1,100 at September 30, 2012 begin to expire in 2032. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

Period from July 13, 2012 (Inception) to September 30, 2012

Net income (loss) before income taxes	$1,100

Income tax (payable) recovery at statutory rate	$374

Valuation allowance change	(374)

Provision for income taxes	$–

The significant components of deferred income tax assets and liabilities at September 30, 2012 are as follows:

September 30, 2012

Net operating loss carryforward	$374

Valuation allowance	(374)

Net deferred income tax asset	$–

F-8

Pan Asia Infratech Corp.

(A Development Stage Company)

Balance Sheets

(Unaudited)

	December 31, 2012	September 30, 2012

ASSETS

Current Assets

Cash	$862	$–
Prepaid expenses	5,500	–

Total Assets	$6,362	$–

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable and accrued liabilities	$25	$–
Due to related party	1,100	1,100

Total Liabilities	1,125	1,100

Stockholders’ Equity (Deficit)

Common Stock
75,000 shares authorized, without par value; 15,000 and 0 shares issued and outstanding, respectively	5,500	–

Deficit Accumulated During the Development Stage	(263)	(1,100)
Total Stockholders’ Equity (Deficit)	5,237	(1,100)

Total Liabilities and Stockholders’ Equity (Deficit)	$6,362	$–

The accompanying notes are an integral part of these financial statements.

F-9

Pan Asia Infratech Corp.

(A Development Stage Company)

Statements of Operations

(Unaudited)

	For the	Period from
	Three Months	July 13, 2012
	Ended	(Inception) to
	December 31, 2012	December 31, 2012

Revenue	$9,500	$9,500

Expenses
General and administrative	163	1,213
Management fees	1,000	1,000
Professional fees	7,500	7,550

Total Expenses	8,663	9,763

Income (loss) before income tax	837	(263)

Income tax expense (benefit)	–	–

Net Income (Loss)	$837	$(263)

Net Income (Loss) Per Common Share – Basic and Diluted	$0.18

Weighted Average Common Shares Outstanding – Basic and Diluted	4,620

The accompanying notes are an integral part of these financial statements.

F-10

Pan Asia Infratech Corp.

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

For the Period from July 13, 2012 (Inception) to December 31, 2012

(Unaudited)

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

Balance – July 13, 2012 (Inception)	–	$–	$–	$–

Net loss	–	–	(1,100)	(1,100)

Balance – September 30, 2012	–	–	(1,100)	(1,100)

Common stock issued for cash at $0.10 per share	5,000	500	–	500
Common stock issued for cash at $0.50 per share	10,000	5,000	–	5,000
Net income	–	–	837	837

Balance – December 31, 2012	15,000	$5,500	$(263)	$5,237

The accompanying notes are an integral part of these financial statements.

F-11

Pan Asia Infratech Corp.

(A Development Stage Company)

Statements of Cash Flows

(Unaudited)

	For the Three Months Ended December 31, 2012	Period from July 13, 2012 (Inception) to December 31, 2012

Cash Flows from Operating Activities

Net income (loss)	$837	$(263)

Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	25	25
Prepaid expenses	(5,500)	(5,500)
Due to related party	–	1,100

Net Cash Used In Operating Activities	(4,638)	(4,638)
Cash Flows from Financing Activities

Proceeds from sale of common stock	5,500	5,500
Net Cash Provided by Financing Activities	5,500	5,500
Increase in Cash	862	862

Cash - Beginning of Period	–	–
Cash - End of Period	$862	$862

Supplemental disclosures of cash flow information:
Interest paid	$–	$–
Income taxes paid	$–	$–

The accompanying notes are an integral part of these financial statements.

F-12

Pan Asia Infratech Corp.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Unaudited)

1.	Nature of Operations

Pan Asia Infratech Corp. (the “Company”) was incorporated in the State of Nevada on July 13, 2012. The Company is a Development Stage Company, as defined by Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The Company’s principal business is the development of projects in renewable energy and energy efficiency technology that comprise innovative solutions for basic infrastructure. The Company intends to generate revenue through project consulting and development fees, business advisory services, and project management fees on operations of facilities.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenue since inception and has never paid any dividends and is unlikely to pay dividends or generate significant earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As of December 31, 2012, the Company has accumulated losses of $263 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is September 30.

b)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

d)	Basic and Diluted Earnings (Loss) Per Share (“EPS”)

Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method for options and warrants and the if-converted method for convertible preferred stock. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

e)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

F-13

Pan Asia Infratech Corp.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Unaudited)

f)	Income Taxes

The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

g)	Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

h)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

i)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	Related Party Transactions

At December 31, 2012, the Company was indebted to the Treasurer of the Company for $1,100 (September 30, 2012 - $1,100) for expenses paid on behalf of the Company. The amount is unsecured, non-interest bearing and due on demand.

4.	Common Stock

a)	On November 27, 2012, the Company issued 5,000 shares of common stock at $0.10 per share for proceeds of $500.

b)	On December 7, 2012, the Company issued 10,000 shares of common stock at $0.50 per share for proceeds of $5,000.

5.	Income Taxes

The Company is subject to United States federal and state income taxes at an approximate rate of 34%. The estimated net operating loss carry forwards of approximately $263 at December 31, 2012 begin to expire in 2032. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	Three Months Ended December 31, 2012	Period from July 13, 2012 (Inception) to December 31, 2012

Net income (loss) before income taxes	$837	$(263)

Income tax (expense) benefit at statutory rate	$(285)	$89

Net operating loss carry forward applied	285	–

Valuation allowance change	–	(89)

Provision for income taxes	$–	$–

F-14

Pan Asia Infratech Corp.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Unaudited)

The significant components of deferred income tax assets and liabilities at December 31, 2012 and September 30, 2012 are as follows:

	December 31, 2012	September 30, 2012

Net operating loss carryforward	$89	$374

Valuation allowance	(89)	(374)

Net deferred income tax asset	$–	$–

6.	Subsequent Event

On April 26, 2013, Pan Global, Corp. (formerly Savvy Business Support, Inc.) (“Pan Global”) acquired all of the issued and outstanding shares of with Pan Asia Infratech Corp. (“Pan Asia”) in consideration for 90,000,000 shares of Pan Global’s common stock.

F-15

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Financial Statements

(Expressed in US dollars)

(Unaudited)

On April 26, 2013, Pan Global, Corp. (formerly Savvy Business Support, Inc.) (“Pan Global”) acquired all of the issued and outstanding shares of with Pan Asia Infratech Corp. (“Pan Asia”) in consideration for 90,000,000 shares of Pan Global’s common stock. This transaction was considered a combination of entities under common control due to Brookstone Partners, LLC controlling both companies.

Pro Forma Consolidated Balance Sheet as of December 31, 2012	PF - 2

Pro Forma Consolidated Statement of Operations for the Three Months Ended December 31, 2012	PF - 3

Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2012	PF - 4

Notes to the Pro Forma Consolidated Financial Statements	PF - 5

PF - 1

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Balance Sheet

As of December 31, 2012

(Expressed in US dollars)

(Unaudited)

	Pan Global	Pan Asia		Pro Forma
	As of	As of		Adjustments	Pro Forma
	December 31, 2012	December 31, 2012		(Note 2)	Total
	$	$		$	$

ASSETS

Current assets
Cash	–	862		–	862
Prepaid expenses	–	5,500		–	5,500

Total assets	–	6,362		–	6,362

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current liabilities

Accounts payable and accrued liabilities	7,594	25		–	7,619
Due to related party	30,233	1,100		–	31,333
Note payable	193,000	–		–	193,000

Total liabilities	230,827	1,125		–	231,952

Shareholders’ equity (deficit)

Series A convertible preferred stock	450	–		–	450

Series B non-convertible preferred stock	10	–		–	10

Series C convertible preferred stock	–	–		–	–

Common stock	235	5,500	(a)	9,000	9,235
			(a)	(5,500)

Additional paid-in capital (deficit)	(178,736)	–	(a)	(3,500)	(182,236)

Deficit accumulated during the development stage	(52,786)	(263)		–	(53,049)

Total stockholders’ equity (deficit)	(230,827)	5,237		–	(225,590)

Total liabilities and stockholders’ equity (deficit)	–	6,362		–	6,362

PF - 2

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Statement of Operations

For the Three Months Ended December 31, 2012

(Expressed in US dollars)

(Unaudited)

	Pan Global Three Months Ended	Pan Asia Three Months Ended	Pro Forma Adjustments	Pro Forma
	December 31, 2012 $	December 31, 2012 $	(Note 2) $	Total $

Revenue	–	9,500	–	9,500

Operating Expenses

General and administrative	4,455	163	–	4,618
Management fees	–	1,000	–	1,000
Professional fees	–	7,500	–	7,500

Total expenses	(4,455)	(8,663)	–	(13,118)

Income (loss) before other income	(4,455)	837	–	(3,618)

Other Expense

Interest expense	(2,359)	–	–	(2,359)

Total other expense	(2,359)	–	–	(2,359)

Net (loss) income	(6,814)	837	–	(5,977)

Basic and diluted loss per common share	$(0.00)			$(0.00)

Weighted average common shares outstanding	4,462,642		90,000,000	94,462,642

PF - 3

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Statement of Operations

For the Year Ended September 30, 2012

(Expressed in US dollars)

(Unaudited)

	Pan Global Year Ended	Pan Asia Period from July 13, 2012 (Inception) to	Pro Forma Adjustments	Pro Forma
	September 30, 2012 $	September 30, 2012 $	(Note 2) $	Total $

Revenue	–	–	–	–

Operating Expenses

General and administrative	18,717	1,050	–	19,767
Professional fees	–	50	–	50

Total expenses	(18,717)	(1,100)	–	(19,817)

Net loss	(18,717)	(1,100)	–	(19,817)

Basic and diluted loss per common share	$(0.00)			$(0.00)

Weighted average common shares outstanding	5,055,000		19,726,026	24,781,026

PF - 4

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Notes to Pro Forma Consolidated Financial Statements

(Expressed in US dollars)

(Unaudited)

1.	Basis of Presentation

On April 26, 2013, Pan Global, Corp. (formerly Savvy Business Support, Inc.) (“Pan Global”) acquired all of the issued and outstanding shares of common stock of Pan Asia Infratech Corp. (“Pan Asia”) in exchange for the issuance by Pan Global to the shareholders of Pan Asia of an aggregate of 90,000,000 shares of common stock.

On the date of acquisition, Brookstone Partners LLC controlled both Pan Global and Pas Asia. As a result, the stock exchange was treated as a combination of entities under common control.

These unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Pan Global and Pan Asia.

These pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma consolidated balance sheet combining the unaudited interim balance sheet of Pan Global as of December 31, 2012, with the unaudited interim balance sheet of Pan Asia as of December 31, 2012, giving effect to the transaction as if it occurred on October 1, 2012.

(b)	an unaudited pro forma consolidated statement of operations combining the unaudited interim statement of operations of Pan Global for the three months ended December 31, 2012, with the unaudited interim statement of operations of Pan Asia for the three months ended December 31, 2012, giving effect to the transaction as if it occurred on October 1, 2012.

(c)	an unaudited pro forma consolidated statement of operations combining the audited statement of operations of Pan Global for the year ended September 30, 2012, with the audited statement of operations of Pan Asia for the period from July 13, 2012 (Inception), to December 31, 2012, giving effect to the transaction as if it occurred on July 13, 2012.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Pan Global for the year ended September 30, 2012. Based on the review of the accounting policies of Pan Asia, it is Pan Global management’s opinion that there are no material accounting differences between the accounting policies of Pan Global and Pan Asia. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Pan Global.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Pan Global’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of Pan Global which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments and allocations of the purchase price for Pan Asia are based in part on provisional estimates of the fair value of the assets acquired and liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements.

2.	Pro Forma Assumptions and Adjustments

The unaudited pro forma financial statements incorporate the following pro forma assumptions and adjustments:

(a)	In connection with the closing of the Stock Exchange Agreement, Pan Global agreed to acquire all of the issued and outstanding common shares of Pan Asia from the shareholders of Pan Asia in exchange for the issuance by Pan Global to the shareholders of Pan Asia of an aggregate of 90,000,000 shares of common stock.

PF - 5

3.	Pro Forma Common Stock

Pro forma common stock as of December 31, 2012, has been determined as follows:

	Number of shares	Par value $	Additional paid-in capital (deficit) $

Issued shares of common stock of Pan Global, December 31, 2012	2,355,000	235	(178,736)
Issued shares of common stock of Pan Asia, December 31, 2012	15,000	5,500	–
Shares of common stock issued pursuant to Stock Exchange Agreement	90,000,000	9,000	(3,500)
Share capital of Pan Asia eliminated on merger	(15,000)	(5,500)	–

Pro forma balance	92,355,000	9,235	(182,236)

4.	Pro Forma Loss Per Share

Pro forma basic and diluted loss per share for the three months ended December 31, 2012, and for the year ended September 30, 2012, has been calculated based on the weighted average number of shares of common stock issued during the respective periods plus all shares of common stock issuances relating to the Stock Exchange Agreement. The shares of common stock have been treated as issued on October 1, 2012, and October 1, 2011, respectively.

	Three Months Ended December 31, 2012	Year Ended September 30, 2012

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to shareholders	$(5,977)	$(19,817)

Denominator:
Weighted average Pan Global common shares outstanding	4,462,642	5,055,000
Total common shares issued pursuant to stock exchange agreement	90,000,000	19,726,026
Pro forma weighted average common shares outstanding	94,462,642	24,781,026

Basic and diluted pro forma loss per share	$(0.00)	$(0.00)

PF - 6